UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 22, 2017

_______________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant's telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 22, 2017, the Board of Directors (the “Board”) of Lee Enterprises, Incorporated (the “Company”) approved the Company’s Amended and Restated By-Laws (the “Amended By-Laws”), effective immediately, to correct a mistake in the description of the duties of the Executive Chairman in Article IV, Section 3.  A copy of the Amended By-Laws is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing summary description of the Amended By-Laws does not purport to be complete and is qualified in its entirety by reference to the Amended By-Laws.

Item 5.07. Submissions of Matters to a Vote of Security Holders.
The Company’s Annual Meeting of Stockholders (“Annual Meeting”) was held on February 22, 2017. Nancy S. Donovan, Leonard J. Elmore and Brent Magid were elected as directors for three-year terms expiring at the 2020 annual meeting. Dr. Richard R. Cole was elected as director for a one-year term expiring at the 2018 annual meeting.

Votes were cast for nominees for director as follows:

	FOR	WITHHOLD	BROKER NON-VOTE
Nancy S. Donovan	28,500,190	225,557	14,004,262
Leonard J. Elmore	28,291,444	434,303	14,004,262
Brent Magid	28,283,183	442,564	14,004,262
Dr. Richard R. Cole	28,259,429	466,318	14,004,262

The stockholders ratified the selection of KPMG LLP to serve as the independent registered public accounting firm to audit the Company’s financial statements for the 2016 fiscal year, and votes were cast as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Ratify Selection of KPMG LLP	42,306,988	293,785	129,236	—

The stockholders approved a proposal to amend the Amended and Restated 1996 Stock Plan for Non-Employee Directors, and votes were cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
27,193,933	1,476,747	55,067	14,004,262

The stockholders approved a proposal to amend the Amended and Restated Incentive Compensation Program, and votes were cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
26,568,389	2,085,747	71,611	14,004,262

The stockholders approved, by non-binding vote, compensation of the named executive officers, and votes were cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
27,407,243	1,229,456	89,048	14,004,262

The stockholders recommended, by non-binding vote, the frequency of advisory votes on the compensation of the named executive officers, and votes were cast as follows:

3 YEARS	2 YEARS	1 YEAR	ABSTAIN	BROKER NON-VOTE
10,757,025	329,318	17,513,137	126,267	14,004,262

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED
/s/ Ronald A. Mayo

Date:	February 24, 2017	By:
Ronald A. Mayo
Vice President, Chief Financial Officer,
and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Lee Enterprises, Inc. effective February 22, 2017

3